UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                Date of Report: October 25, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On October 25, 2004, the Company issued a press release announcing the Company's earnings for the quarter ended October
2, 2004.  A copy of the press release is furnished as exhibit
99.1 of this report.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release issued by the Company on October 25, 2004, announcing the Company's earnings for the quarter ended October 2, 2004.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: October 25, 2004        By:  /s/ M. Richard Warner
                                 -----------------------------
                                   Name:  M. Richard Warner
                                   Title:    President

                          EXHIBIT INDEX

Exhibit   Description                                        Page
-------   -----------------------------------------------    ----

99.1      Press release issued by the Company on October      4
          25, 2004, announcing the Company's earnings for the quarter ended October 2, 2004.